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                                                                  EXHIBIT 10.37


                        RESEARCH COLLABORATION AGREEMENT
                                      [*]

        THIS RESEARCH COLLABORATION AGREEMENT (this "Agreement"), effective as of December 22, 1998 (the "Effective Date"), is made by and between ABGENIX, INC., a Delaware corporation ("ABX"), having a place of business at 7601 Dumbarton Circle, Fremont, California 94555, and Centocor, Inc., a Pennsylvania corporation ("Centocor"), having a place of business at 200 Great Valley Parkway, Malvern, PA 19355, with respect to the following facts:

                                    RECITALS

        A. ABX and Centocor are interested in negotiating a research license and option agreement (the "Research License and Option Agreement") regarding the generation of human monoclonal antibodies to [*] each, an "Antigen" and both, collectively, the "Antigens") where the antibodies to either or both of the Antigens are generated through the use of certain ABX technology.

        B. ABX has certain transgenic mice, XenoMouse(TM) Mice (the "XenoMouse Animals"), that are capable of producing human antibodies when immunized with antigen.

        C. In connection with and during such negotiations, the parties desire to conduct a research program pursuant to which (a) Centocor will immunize, with the Antigens, the XenoMouse(TM) Animals provided by ABX to Centocor in order to generate antibodies therefrom, (b) Centocor will conduct certain analyses and characterizations of such antibodies, and (c) the parties will review and analyze the data and results of such research program.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties agree as follows:

        A. Definitions. For purposes of this Agreement, the terms defined in this Section 1 shall have the respective meanings set forth below:

               "ABX Materials and Information" shall mean, collectively, (a) all XenoMouse Animals, including all XenoMouse Animals immunized with either or both of the Antigens, and all other materials specified in Exhibit A; [*] provided, however, the ABX Materials and

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Information shall not include Research Program Materials and Information.

               "Antibody" shall mean a composition comprising (a) a whole antibody, or any fragment thereof, derived in whole or part from the XenoMouse Animals, or (b) a whole antibody, or any fragment thereof, which is derived from a whole antibody, or any fragment thereof, which itself is derived in whole or part from the XenoMouse Animals (or nucleotide sequences encoding, or amino acid sequences of, a whole antibody, or any fragment thereof, derived in whole or part from the XenoMouse Animals).

               "Antibody Cells" shall mean all cells that contain, express, or secrete Antibodies or Genetic Materials.

               "Confidential Information" shall mean, with respect to a party, all information of any kind whatsoever (including without limitation, compilations, data, formulae, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, biological or chemical materials, animals, cells, compositions, documents, drawings, machinery, patent applications, records, reports), which is owned or controlled by such party, is disclosed by such party to the other party pursuant to this Agreement, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving party or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving party and described as such in writing within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information of a party shall not include information which the receiving party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the disclosing party to the receiving party, (b) to have become publicly known, without fault on the part of the receiving party, subsequent to disclosure of such information by the disclosing party to the receiving party, (c) to have been received by the receiving party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information free of confidentiality obligations,
(d) to have been otherwise known by the receiving party free of confidentiality obligations prior to disclosure of such information by the disclosing party to the receiving party, or (e) to have been independently developed by employees or agents of the receiving party without access to or use of such information disclosed by the disclosing party to the receiving party. The parties acknowledge that the foregoing exceptions shall be narrowly construed and that the obligations imposed upon each party under Section 6 below shall be relieved solely with respect to such Confidential Information of the disclosing party which falls within the above exceptions and not with respect to related portions, other combinations, or characteristics of the Confidential Information of the disclosing party including, without limitation, advantages, operability, specific purposes, uses and the like.

               "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

               "Materials and Information" shall mean, collectively, the ABX Materials and Information and the Research Program Materials and Information.

               "Research Program" shall mean the interim research program conducted by



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Centocor described in Exhibit B for the generation, creation, and identification of Antibodies that bind to either or both of the Antigens.

               "Research Program Materials and Information" shall mean [*]; which results from the performance of the Research Program by Centocor strictly in accordance with the terms and conditions set forth in this Agreement.

               "XT" shall mean Xenotech L.P., a California limited partnership.

        2. Research Program.

               a. ABX shall transfer to Centocor those certain ABX Materials and Information listed in Exhibit A on the terms and subject to the conditions of this Agreement. Centocor shall use the ABX Materials and Information for the sole purpose of performing the Research Program at its address listed above under commercially and scientifically reasonable containment conditions, and not for any commercial, business or other use or purpose without the prior express written consent of ABX. Centocor shall not transfer or provide access to the ABX Materials and Information to any other person or entity (other than ABX) or to any location other than its address set forth above, without the prior express written consent of ABX. Centocor shall limit access to the ABX Materials and Information to those of its employees working on its premises, to the extent such access is reasonably necessary in connection with its activities as expressly authorized by this Agreement.

               b. Centocor shall conduct the Research Program under the direct supervision of [*], who shall be the primary contact for Centocor regarding the Research Program. Centocor shall provide ABX with reasonable access to such persons (in person, by telephone or otherwise as reasonably requested), on reasonable notice and during normal business hours, to discuss the status of the Research Program and the results thereof.

               c. In consideration for ABX's resources and efforts expended in connection with the transfer to Centocor of the ABX Materials and Information listed on Exhibit A, upon execution of this Agreement, Centocor shall pay to ABX [*]

               d. In addition, on or before [*], Centocor will pay to ABX a [*] of such fee will be creditable against the first nomination fee described below in Exhibit C.

        3. Further Restrictions on Use and Control over the XenoMouse Animals. ABX is willing to transfer the XenoMouse Animals to Centocor solely on the terms and conditions

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contained in this Agreement. ABX owns certain technology and intellectual property rights, or has been licensed to certain technology and intellectual property rights under specific terms and conditions set forth in certain licensing agreements with third parties, including without limitation XT, which technology and intellectual property rights are included or contained within, or cover, the XenoMouse Animals and/or the Materials. The transfer of the XenoMouse Animals to Centocor, and the use of the XenoMouse Animals and the Materials and Information by Centocor, is made expressly subject to the following terms and conditions:

               a. All XenoMouse Animals transferred to Centocor shall be the sole property of ABX, and the transfer of physical possession to Centocor, and/or possession or use by Centocor, of the XenoMouse Animals shall not be, nor be construed as, a sale, lease, offer to sell or lease, or other transfer of title to or any interest in the XenoMouse Animals;

               b. All XenoMouse Animals and all Materials and Information shall remain in the control of Centocor, and Centocor shall not (and shall not attempt or purport to) transfer the XenoMouse Animals or the Materials and Information to any third party (other than ABX), without the prior express written consent of ABX;

               c. Centocor shall not directly or indirectly use or attempt to use the XenoMouse Animals or the Materials and Information to reproduce, generate, create or produce, through breeding, reverse-engineering, genetic manipulation or otherwise, the XenoMouse Animals or other transgenic mice or other transgenic animals;

               d. Centocor shall not use the XenoMouse Animals for any purpose other than immunizing the XenoMouse Animals with either or both of the Antigens as specified in Exhibit B for the generation, creation and identification of Antibodies and shall not subsequently use such immunized XenoMouse Animals for any purpose other than conducting the Research Program;

               e. Centocor shall not (and shall not attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, distribute, license, sublicense or otherwise transfer title to or an interest in, or clinically develop, commercialize or exploit the XenoMouse Animals or the Materials and Information, without the prior express written consent of ABX;

               f. Centocor shall not directly or indirectly use the XenoMouse Animals to make or use antibodies to any antigen other than either or both of the Antigens (including without limitation to [*]);

               g. XT shall be a third-party beneficiary of all obligations and commitments by Centocor set forth in Sections 3(a) through (f) above.

        4. Reports. Centocor shall keep ABX informed of all uses made of the Materials and Information. Within ten (10) days after the expiration or earlier termination of this Agreement and within ten (10) days of the effective date of any amendment providing for an extension of this Agreement (if any), Centocor shall prepare and provide ABX with a written report of the research performed to such date under, and the results of, the Research Program. Centocor shall provide ABX with reasonable access to all source data and information resulting from the Research Program.

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        5. Publication. Unless otherwise agreed to in writing by ABX and
Centocor or otherwise provided in Section 6 below, neither party shall have the right to disclose to third parties, or to otherwise publish, the Research Program Materials and Information, the reports described in Section 4 above (or any data or information contained therein), or the source data and information described in Section 4 above.

        6. Confidentiality.

               a. During the term of this Agreement and for a period of five (5) years following the expiration or earlier termination hereof, each party shall maintain in confidence the Confidential Information of the other party, and shall not disclose, use or grant the use of the Confidential Information of the other party except on a need-to-know basis to such party's directors, officers and employees, and to such party's consultants working on such party's premises, to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly authorized by this Agreement. To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other party except as expressly permitted under this Agreement. Each party shall notify the other party promptly upon discovery of any unauthorized use or disclosure of the other party's Confidential Information. Upon the expiration or earlier termination of this Agreement, each party shall return to the other party all tangible items regarding the Confidential Information of the other party and all copies thereof; provided, however, that each party shall have the right to retain one (1) copy for its legal files for the sole purpose of determining its obligations hereunder.

               b. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, (i) the ABX Materials and Information and all oral or written communications regarding the ABX Materials and Information are, and shall remain, Confidential Information of [*], and (ii) the Research Program Materials and Information and all oral or written communications regarding the Research Program Materials and Information are, and shall remain, Confidential Information of [*].

               c. Neither party shall disclose any terms or conditions of this Agreement to any third party without the prior consent of the other party; provided, however, that a party may disclose the terms or conditions of this Agreement, (i) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such party's activities as expressly permitted by this Agreement, (ii) to a third party in connection with (A) an equity investment in such party by a third party, (B) a merger, consolidation or similar transaction entered into by such party, or (C) the sale of all or substantially all of the assets of such party, and (iii) as may, in the reasonable opinion of such party's counsel, be required by applicable law, regulation or court order, including without limitation, a disclosure in connection with such party's filing of a registration statement or other filing with the United States Securities and Exchange Commission (in which event such party will first consult with the other party with respect to such disclosure). Notwithstanding the foregoing, prior to execution of this Agreement, ABX and Centocor shall agree upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by written agreement of ABX and Centocor from time to time, without the consent of the other.

               d. The confidentiality obligations under this Section 6 shall not apply to the

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extent that a party is required to disclose Confidential Information of the other party by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such party shall provide written notice thereof to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

        7. Ownership and Control of Materials and Information.

               a. All right, title and interest to the ABX Materials and Information and all patent rights and other intellectual property rights therein shall belong [*]. Centocor shall not (and shall not attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, distribute, license, sublicense or otherwise transfer title to or an interest in, or clinically develop, commercialize or exploit any ABX Materials and Information or any products derived therefrom, unless ABX otherwise expressly agrees in writing. Promptly upon the earlier of (i) completion of the Research Program or (ii) the expiration or termination of this Agreement, Centocor shall destroy all remaining ABX Materials and Information and any products derived therefrom, unless the Parties otherwise expressly mutually agree in writing prior to such completion, expiration or termination. Centocor shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use the ABX Materials and Information, any products derived therefrom or any use thereof, without the prior express written consent of ABX.

               b. Unless the parties otherwise expressly agree in writing, all right, title and interest to all the Research Program Materials and Information and all patent rights and other intellectual property rights therein shall belong [*]. Notwithstanding the foregoing, Centocor shall use the Research Program Materials and Information, at its address at 200 Great Valley Parkway, Malvern, PA 19355, for the sole purpose of performing the Research Program at its the address listed above under commercially and scientifically reasonable containment conditions, and not for any commercial, business or other use or purpose without the prior express written consent of ABX. Centocor shall not transfer or provide access to the Research Program Materials and Information to any third party (other than ABX) or to any location other than its address set forth in this Section 7(b), without the prior express written consent of ABX. Centocor shall not (and shall not attempt or purport to) assign, sell, have sold, lease, offer to sell or lease, distribute, license, sublicense or otherwise transfer title to or an interest in, or clinically develop, commercialize or exploit any Research Program Materials and Information (or any products derived therefrom), unless ABX otherwise expressly agrees in writing. Promptly upon the earlier of (i) completion of the Research Program or (ii) the expiration or earlier termination of the term of this Agreement, Centocor shall destroy all remaining Research Program Materials and Information and any products derived therefrom, unless ABX otherwise expressly agrees in writing prior to such completion, expiration or termination. Centocor shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use the Research Program Materials and Information, any products derived therefrom or any use thereof, unless and until the parties duly execute and deliver the Research Program License and Option Agreement in accordance with Section 12 below, without the prior express written consent of ABX.

        8. No Warranty. The Materials and Information are intended for research purposes only solely to facilitate the Research Program. THE ABX MATERIALS ARE BEING SUPPLIED "AS IS" AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES. ABX MAKES NO

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REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY TYPE WHATSOEVER
REGARDING THE MATERIALS AND INFORMATION. ABX EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

        9. Care in Use of the Materials and Information. The parties acknowledge that the Materials and Information are experimental in nature and may have unknown characteristics. Each party agrees to use prudence and reasonable care in the use, handling, storage, transportation, disposition, and containment of the Materials and Information. Centocor shall not administer the Materials and Information to humans, or file or submit any regulatory application or other submission to obtain approval therefor, under any circumstances, without the prior express written consent of ABX.

        10. Indemnification. [ * ]

        11. Compliance with Laws. Centocor shall use the Materials and Information in compliance with all applicable laws, guidelines and regulations which are applicable to the Materials and Information or the use thereof, including without limitation any biosafety procedures and all safety precautions accompanying the Materials and Information.

        12. Negotiation of Research License and Option Agreement.

               a. During the term of this Agreement, the parties shall negotiate in good faith, and attempt to reach mutual agreement upon and enter into, the Research License and Option Agreement. The Research License and Option Agreement, if entered into between the parties, shall include the terms set forth on Exhibit C and may include such other terms and conditions as the parties mutually agree.

               b. The obligations of ABX relating to the negotiations described above or the Research License and Option Agreement are limited to the extent that ABX has, and hereafter will have, the right to grant licenses and other rights to the XenoMouse Animals, the Research Program Materials and Information and/or technology related thereto.

               c. The Research License and Option Agreement shall not be binding on the parties unless and until set forth in a separate written agreement which is mutually acceptable to, and duly authorized, executed and delivered by, both parties.

        13. No Conflict. Each party represents that this Agreement does not, and during the term of this Agreement will not, conflict with any other right or obligation provided under any other agreement or obligation that such party has with any third party.

        14. Term of Agreement. This Agreement shall remain in effect through September 30,

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1999, or such other date as the parties mutually agree upon in writing. Either party may terminate this Agreement for any reason immediately upon thirty (30) days prior written notice to the other party, which notice shall be effective on receipt. Upon the expiration or termination of this Agreement for any reason, Sections 2(a) (other than the first sentence thereof), 3, 5, 6, 7, 10, and 17 shall survive.

        14. Assignment. Centocor shall not assign its rights or obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior express written consent of the ABX; provided, however, that Centocor may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 15 shall be void.

        15. Waivers and Amendments. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties.

        17. Injunctive Relief. The parties acknowledge that (a) the breach by one party of the non-disclosure or non-use provisions (including, without limitations, restrictions on filing patent applications) of this Agreement relating to Materials and Information or Confidential Information would cause irreparable harm to the other party; (b) monetary damages alone would be insufficient to compensate the other party for such a breach; and (c) the other party shall be entitled to obtain injunctive or other equitable relief to specifically enforce such provisions of this Agreement relating to Materials and Information and Confidential Information in addition to all other relief to which the other party may be entitled without being required to post any bond or other security.

        18. General. This Agreement contains the entire agreement between the parties regarding the subject matter of this Agreement and supersedes any previous understandings, representations, acknowledgements, commitments or agreements, oral or written, regarding such subject matter. This Agreement shall be governed by and construed under laws of the State of Delaware, without regard to its conflicts of laws principles.




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        IN WITNESS THEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                     ABGENIX, INC.


                                     By: /s/ Raymond M. Withy
                                         -------------------------------------
                                         (Signature)

                                         Raymond M. Withy, Ph.D.
                                         -------------------------------------
                                         (Printed Name)

                                         Vice President, Corporate Development
                                         -------------------------------------
                                         (Title)


                                     CENTOCOR, INC.


                                     By: /s/ Christopher Hentschel
                                         -------------------------------------
                                         (Signature)

                                         Christopher Hentschel, Ph.D.
                                         -------------------------------------
                                         (Printed Name)

                                         Senior Vice President and
                                         -------------------------------------
                                         Chief Scientific Officer
                                         -------------------------------------
                                         (Title)






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                                    EXHIBIT A

                          ABX MATERIALS AND INFORMATION


[*]

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                                    EXHIBIT B

                                RESEARCH PROGRAM

[*]

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                                    EXHIBIT C

                 TERMS OF RESEARCH LICENSE AND OPTION AGREEMENT


[ * ]


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[ * ]


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[ * ]


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